EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

     I, John L. Coker, Vice President, Finance and Administration and Chief Financial Officer of BioReliance Corporation (the Corporation), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that:

     (1)  the Quarterly Report on Form 10-Q of the Corporation for the period September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ John L. Coker
John L. Coker
Senior Vice President, Finance and Administration,
Chief Financial Officer, Secretary and Treasurer
November 14, 2003

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